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Exhibit 10.3

STATEMENT REQUIRED BY 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT
TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

        In connection with the Annual Report on Form 20-F of Stolt Offshore S.A. (the "Company") for the fiscal year ended November 30, 2002, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Tom Ehret, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that: 1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and 2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: June 2, 2003
/s/ TOM EHRET
Tom Ehret Chief Executive Officer

        A signed original of this written statement required by Section 906 has been provided to Stolt Offshore S.A. and will be retained by Stolt Offshore S.A. and furnished to the Securities and Exchange Commission or its staff upon request.

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STATEMENT REQUIRED BY 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002